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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):     August 11, 2004

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0-23049                                        33-0896617
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   (Commission File Number)                    (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.

On August 16, 2004, Island Pacific, Inc., ("Island Pacific") issued a press release announcing the adjournment of the Company's Annual Stockholders' meeting until August 27, 2004 at 1:00 p.m. PST to provide the Company additional time to secure sufficient votes to authorize the increase to its authorized common stock from 100,000,000 to 250,000,000 shares.

EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press release dated August 16, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               Island Pacific, Inc.

Date:  August 16, 2004                         By:    /S/ RAN FURMAN
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                                               Name:  Ran Furman
                                               Title: Chief Financial Officer

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